UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2017

UR-ENERGY INC.

(Exact name of registrant as specified in its charter)

Canada	001- 33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200 Littleton, Colorado	80127
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2017, the Board of Directors of Ur-Energy Inc. (the “Company”) appointed Kathy E. Walker as a new director, effective immediately. Ms.  Walker is the president and chief executive officer of Elm Street Resources Inc., an energy marketing company based in Paintsville, Kentucky. She brings more than 30 years’ experience in various energy-related business endeavors to our Board.

There is no arrangement or understanding with a third-party by which this appointment was made. Ms. Walker is not a party to any related-party transactions of the Company. There is no material plan, contract, or other arrangement to which Ms. Walker is a party.

Formal committee assignments will be made at the annual review meetings later this year when all committee assignments are typically reviewed. It is not currently anticipated that Ms. Walker will serve on a committee prior to that time.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release of Ur-Energy Inc., dated September 7, 2017, announcing the appointment of Kathy E. Walker to the Board of Directors of Ur-Energy.*

*	These Exhibits are intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2017

Ur-Energy Inc.

By:	/s/ Penne A. Goplerud
Name: Penne A. Goplerud
Title: Corporate Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Ur-Energy Inc., dated September 7, 2017, announcing the appointment of Kathy E. Walker to the Board of Directors of Ur-Energy.*

*	These Exhibits are intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.